UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2006

Investment Grade Municipal Income Fund Inc.
(Exact name of registrant as specified in its charter)

Maryland	811-07096	13-3679185
(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

51 West 52nd Street
New York, New York 10019-6114
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 882-5000

(none)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws

At a meeting held on November 15, 2006, the Board of Directors of Investment Grade Municipal Income Fund Inc. (the "Fund") approved a proposal to change the mandatory retirement age for the Fund's Directors from 72 years to 74 years. The Board also approved changes to the Fund's Amended and Restated Bylaws (the "Bylaws") to reflect the new retirement age. The new retirement age and related changes to the Fund's Bylaws became effective on November 15, 2006.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is filed as part of this report:

Exhibit	Name of Exhibit

(i)	Certificate of Amendment to Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Investment Grade Municipal Income Fund Inc.

Date: November 21, 2006	By:	/s/ Keith A. Weller
Keith A. Weller
Vice President and Assistant Secretary